                                                                    EXHIBIT 23.2





                         INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference in this Registration Statement of Sterling Bancshares, Inc. on Form S-8 of our report dated February 23, 1996, appearing in the Annual Report on Form 10-K of Sterling Bancshares, Inc. for the year ended December 31, 1995 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.





                                                           DELOITTE & TOUCHE LLP





Houston, Texas
November 22, 1996